UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number 811-5011

Name of Fund: CMA Connecticut Municipal Money Fund of CMA Multi-State Municipal
              Series Trust

Fund Address: P.O. Box 9011
              Princeton, NJ 08543-9011

Name and address of agent for service: Terry K. Glenn, President, CMA
        Connecticut Municipal Money Fund of CMA Multi-State Municipal Series Trust, 800 Scudders Mill Road, Plainsboro, NJ 08536. Mailing address:
        P.O. Box 9011, Princeton, NJ 08543-9011

Registrant's telephone number, including area code: (609) 282-2800

Date of fiscal year end: 03/31/04

Date of reporting period: 04/01/03 - 09/30/03

Item 1 - Attach shareholder report

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                        CMA Connecticut
                        Municipal Money Fund

Semi-Annual Report
September 30, 2003

[LOGO] Merrill Lynch Investment Managers

CMA Connecticut Municipal Money Fund

Officers and Trustees

Terry K. Glenn, President and Trustee
Ronald W. Forbes, Trustee
Cynthia A. Montgomery, Trustee
Charles C. Reilly, Trustee
Kevin A. Ryan, Trustee
Roscoe S. Suddarth, Trustee
Richard R. West, Trustee
Edward D. Zinbarg, Trustee
Kenneth A. Jacob, Senior Vice President
John M. Loffredo, Senior Vice President
Steven T. Lewis, Vice President
Donald C. Burke, Vice President and Treasurer
Phillip S. Gillespie, Secretary

Custodian

State Street Bank and Trust Company
P.O. Box 351
Boston, MA 02101

Transfer Agent

Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
800-221-7210*

*     For inquiries regarding your CMA account, call 800-CMA-INFO
      (800-262-4636).


2       CMA CONNECTICUT MUNICIPAL MONEY FUND            SEPTEMBER 30, 2003

A Letter From the President

Dear Shareholder

Now in its final quarter, 2003 has been a meaningful year in many respects. After one of the most significant equity market downturns in many investors' memories, this year finally brought hopeful signs for a sustainable economic recovery. Sub par economic growth of 1.4% in the first quarter of 2003 increased to projected growth of more than 4% in the second half of the year. With that good news, fixed income investments, which had become the asset class of choice during the long equity market decline, faced new challenges.

The Federal Reserve Board continued its accommodative monetary policy, lowering the Federal Funds rate in June to 1%, its lowest level since 1958. With this move, the short end of the yield curve remained relatively flat and it became increasingly difficult to find attractive income opportunities. Through September 30, 2003, both the Bond Market Association (BMA) Index and the one-year Municipal Market Data (MMD) Index averaged 1.03% for the year. Rates on the BMA Index, which measures the shortest end of the yield curve, averaged .85% during the third quarter versus 1.16% in the second quarter. Rates on the one-year MMD Index averaged .98% in the third quarter, just below the second quarter average of 1%.

Against this backdrop, our portfolio managers continued to work diligently to maximize tax-exempt returns consistent with the preservation of capital. With that said, remember also that the advice and guidance of a skilled financial advisor often can help you choose those investments that will best serve you as you plan for your financial future.

Finally, I am proud to premiere a new look to our shareholder communications. Our portfolio manager commentaries have been trimmed and organized in such a way that you can get the information you need at a glance, in plain language. Today's markets are confusing enough. We want to help you put it all in perspective. The report's new size also allows us certain mailing efficiencies. Any cost savings in production or postage are passed on to the Fund and, ultimately, to Fund shareholders.

We thank you for trusting Merrill Lynch Investment Managers with your investment assets, and we look forward to serving you in the months and years ahead.

                                              Sincerely,


                                              /s/ Terry K. Glenn

                                              Terry K. Glenn
                                              President and Trustee


        CMA CONNECTICUT MUNICIPAL MONEY FUND            SEPTEMBER 30, 2003     3

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A Discussion With Your Fund's Portfolio Manager

      With interest rates low and expected to remain that way for some time, we looked increasingly to the higher yields offered by fixed rate notes during the period.

How did the Fund perform during the period in light of the existing market conditions?

For the six-month period ended September 30, 2003, CMA Connecticut Municipal Money Fund paid shareholders a net annualized yield of .35%.* As of September 30, 2003, the Fund's seven-day yield was .37%.

The Federal Reserve Board cut the Federal Funds rate once more during the six-month period, sending interest rates to their lowest levels in almost 50 years. Despite indications that the economy was strengthening gradually, the Federal Reserve Board emphasized its concern that deflation was a bigger threat to the economy than inflation, and reassured investors that it planned to keep short-term interest rates low until consistent growth in the economy and employment was evident.

The expectation for a stable short-term interest rate environment created a strong demand for fixed rate notes with maturities of six months - one year. This caused yields on these notes to fall later in the period and somewhat flattened the yield curve when compared to variable rate demand securities. However, our aggressive pursuit of fixed rate notes earlier in the period enabled us to lock in a favorable spread above variable rate securities. This strategy enhanced the performance of the Fund during the six-month period.

Describe conditions in the State of Connecticut during the period.

Connecticut's economy remained sluggish in recent months. Weaker-than-forecasted personal income and corporate tax collections continued to place pressure on the state's already tight finances. Despite the economic weakness, the state unemployment rate of 5% as of August 2003 remained well below the national level of 6.1%. One bright spot in terms of growth has been in the biopharmaceutical industry, which continued to attract significant amounts of venture capital.

How did you manage the Fund during the period?

Our belief that interest rates would stay relatively consistent, as well as our desire to better align the Fund's composition with those funds in our iMoneyNet, Inc. category, led us to increase our weighting in fixed rate notes. As the period progressed, we increased the Fund's weighting in fixed notes from 12% of portfolio assets halfway through the period to 16.5% as of September 30, 2003.

Our ability to further increase the Fund's note holdings and extend its average portfolio maturity was limited by a sharp drop in yields that took place in the middle of the year. In early July, strong demand for Connecticut notes pushed fixed yields down to .79%. We opted not to reinvest in fixed notes at that time because we believed the securities provided minimal relative value. As the period progressed, however, the demand for these securities lessened, and we took the opportunity to increase the Fund's position in fixed rate notes at more attractive yields. These notes provided yields ranging from .93% to 1.14% and offered valuable diversification and solid credit quality. Additionally, a substantial infusion of assets came into the Fund at a time when new supply of fixed Connecticut paper was limited. To remain fully invested, we purchased more variable rate demand notes than we would have preferred, which contributed to a shorter-than-desired average portfolio maturity for the Fund.

How would you characterize the portfolio's position at the close of the period?

At the end of the period, the Fund's average life was 35 days, up from 25 days as of March 31, 2003. Although Connecticut supply is often sparse, we do plan to take advantage of $800 million in expected issuance from Puerto Rico. (Debt issued by U.S. territories generally carries the same tax advantages as in-state paper.) We believe these securities, which mature in July 2004, can provide an opportunity to extend the Fund's average maturity, enhance portfolio diversification and improve credit quality.

* Based on a constant investment through the period, with dividends compounded daily, and reflecting a net return to the investor after all expenses.


4       CMA CONNECTICUT MUNICIPAL MONEY FUND            SEPTEMBER 30, 2003

In the months ahead, we will continue to monitor developments in the national and Connecticut economies as well as the credit quality of the Fund's holdings. We intend to maintain our basic investment strategy while shifting the Fund's allocation between fixed and variable rate notes in what we believe are the best interests of our shareholders. We also will keep a watchful eye on the Federal Reserve Board's monetary policy. Although we have a stable outlook for short-term interest rates, we will be ready to respond with changes to our investment approach as needed.

Steven T. Lewis
Vice President and Portfolio Manager

October 9, 2003


        CMA CONNECTICUT MUNICIPAL MONEY FUND            SEPTEMBER 30, 2003     5

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Schedule of Investments                                           (in Thousands)

                           Face
State                     Amount                                      Municipal Bonds                                        Value
===================================================================================================================================
Connecticut--86.2%       $ 3,420      Berlin, Connecticut, GO, BAN, 1.50% due 6/18/2004 .................................  $  3,434
                           2,865      Bridgeport, Connecticut, GO, Refunding, ROCS, Series II-R-182, 1.08% due
                                      8/15/2016 (b)(d) ..................................................................     2,865
                           3,100      Connecticut State Development Authority, Airport Facility Revenue Bonds (LearJet
                                      Inc. Project), VRDN, AMT, 1.15% due 4/01/2026 (d) .................................     3,100
                          17,000      Connecticut State Development Authority, Health Care Revenue Refunding Bonds
                                      (Independent Living Project), VRDN, 1.05% due 7/01/2015 (d) .......................    17,000
                                      Connecticut State Development Authority, IDR, VRDN (d):
                           4,000            (Cheshire CPL LLC), AMT, 1.10% due 12/01/2022 ...............................     4,000
                           2,300            (Reflexite Corporation Project), Series A, 1.10% due 8/01/2013 ..............     2,300
                           2,380            (Reflexite Corporation Project), Series B, 1.10% due 8/01/2013 ..............     2,380
                           5,620            (Wyre Wynd Corporation Project), AMT, 1.10% due 12/01/2008 ..................     5,620
                          19,200      Connecticut State Development Authority, PCR (Connecticut Light and Power Company
                                      Project), VRDN, AMT, Series A, 1.20% due 5/01/2031 (a)(d) .........................    19,200
                          10,300      Connecticut State Development Authority Revenue Bonds (Solid Waste
                                      Project--Rand-Whitney Container Board), VRDN, AMT, 1.12% due 8/01/2023 (d) ........    10,300
                                      Connecticut State, GO:
                           6,795            PUTTERS, Series 320, 1.11% due 11/15/2020 (d) ...............................     6,795
                          20,000            Recovery Note, Series A, 2% due 12/01/2003 ..................................    20,031
                           3,625      Connecticut State, GO, Refunding, FLOATS, Series 515, 1.20% due 12/15/2013 (d) ....     3,625
                                      Connecticut State, HFA, Revenue Bonds (Housing Mortgage Finance Program), VRDN (d):
                          21,700            AMT, Series D-3, 1.10% due 5/15/2033 (a) ....................................    21,700
                          11,823            Series D, 1.17% due 11/15/2024 ..............................................    11,823
                          10,000      Connecticut State, HFA, Revenue Refunding Bonds, VRDN, AMT, Sub-Series B-4, 1.09%
                                      due 5/15/2032 (a)(d) ..............................................................    10,000
                                      Connecticut State Health and Educational Facilities Authority Revenue Bonds,
                                      VRDN (d):
                           5,300            (Greater Hartford YMCA), Series A, 1.10% due 7/01/2032 (a) ..................     5,300
                           7,400            (Greenwich Boys and Girls Club), Series A, 1.05% due 7/01/2033 ..............     7,400
                          12,675            (Hartford Hospital), Series B, 1.10% due 7/01/2031 ..........................    12,675
                           6,000            (Health Care Capital Asset), Series A-1, 1.10% due 7/01/2031 ................     6,000
                           2,300            (Kent School Corporation), Series C, 1.05% due 7/01/2030 (c) ................     2,300
                           8,005            (King & Low--Heywood Thomas School), Series A, 1.05% due 7/01/2033 ..........     8,005
                           4,750            (Klingberg Family Center), Series A, 1.10% due 7/01/2032 ....................     4,750
                           5,540            (Middlesex Hospital), Series J, 1% due 7/01/2026 ............................     5,540
                          27,300            (Quinnipiac University), Series F, 1.10% due 7/01/2031 (g) ..................    27,300
                           6,960            (Rectory School), Series A, 1.05% due 7/01/2030 .............................     6,960
                           2,860            (The Whitby School), Series A, 1.05% due 7/01/2021 ..........................     2,860
                          30,900            (Yale University), Series T-1, 1.10% due 7/01/2029 ..........................    30,900
                           1,000            (Yale University), Series X-3, 1.10% due 7/01/2037 ..........................     1,000

Portfolio Abbreviations for CMA Connecticut Municipal Money Fund

AMT      Alternative Minimum Tax (subject to)
BAN      Bond Anticipation Notes
CP       Commercial Paper
FLOATS   Floating Rate Securities
GO       General Obligation Bonds
HFA      Housing Finance Agency
IDA      Industrial Development Authority
IDR      Industrial Development Revenue Bonds
M/F      Multi-Family
MSTR     Municipal Securities Trust Receipts
PCR      Pollution Control Revenue Bonds
PUTTERS  Puttable Tax-Exempt Receipts
ROCS     Reset Option Certificates
VRDN     Variable Rate Demand Notes


6       CMA CONNECTICUT MUNICIPAL MONEY FUND            SEPTEMBER 30, 2003

Schedule of Investments (continued)                               (in Thousands)

                          Face
State                     Amount                                      Municipal Bonds                                        Value
===================================================================================================================================
Connecticut                           Connecticut State Health and Educational Facilities Authority, Revenue Refunding
(concluded)                           Bonds, VRDN (d):
                         $15,000            (Ascension Health Credit), Series B, 1.03% due 11/15/2029 ...................  $ 15,000
                           1,760            (Charlotte Hungerford), Series C, 1.10% due 7/01/2013 .......................     1,760
                           5,000            (Kingswood-Oxford School), Series B, 1.05% due 7/01/2030 ....................     5,000
                          32,140      Connecticut State Health and Educational Facilities Authority (Yale University),
                                      CP, 0.82% due 10/14/2003 ..........................................................    32,140
                          15,000      Connecticut State, IDA, New England Power, CP, 0.85% due 12/01/2003 ...............    15,000
                                      Connecticut State Special Tax Obligation Revenue Bonds, Transportation
                                      Infrastructure:
                             500            Series A, 3% due 7/01/2004 ..................................................       507
                          33,800            VRDN, Second Lien, Series 1, 1.05% due 12/01/2010 (c)(d) ....................    33,800
                          21,000            VRDN, Series 1, 1.07% due 9/01/2020 (b)(d) ..................................    21,000
                             700      Eastern Connecticut State Regional Educational Service Center, GO, BAN, 2.25%
                                      due 12/15/2003 ....................................................................       701
                           5,100      Glastonbury, Connecticut, GO, BAN, 1.50% due 6/15/2004 ............................     5,118
                          13,000      Hartford, Connecticut, GO, BAN, 1.50% due 7/15/2004 ...............................    13,058
                          20,145      Hartford, Connecticut, Redevelopment Agency, M/F Mortgage Revenue Refunding Bonds
                                      (Underwood Tower Project), VRDN, 1.10% due 6/01/2020 (c)(d) .......................    20,145
                          10,000      Meriden, Connecticut, GO, Refunding, BAN, 2% due 8/06/2004 ........................    10,072
                           6,785      Municipal Securities Trust Certificates Revenue Bonds, VRDN, AMT, Series 2001-128,
                                      Class A, 1.13% due 3/30/2015 (b)(d) ...............................................     6,785
                           4,670      New Britain, Connecticut, GO, VRDN, 1.05% due 4/01/2013 (a)(d) ....................     4,670
                           3,865      New Canaan, Connecticut, Housing Authority Revenue Bonds (Village at Waveny Care
                                      Center), VRDN, 1.07% due 1/01/2022 (d) ............................................     3,865
                          12,500      New Haven, Connecticut, BAN, 1.75% due 1/30/2004 ..................................    12,530
                           5,000      North Canaan, Connecticut, Housing Authority Revenue Bonds (Geer Woods Project),
                                      VRDN, 1% due 8/01/2031 (d) ........................................................     5,000
                           7,100      Seymour, Connecticut, GO, BAN, 2% due 1/29/2004 ...................................     7,120
                          15,000      Stamford, Connecticut, GO, BAN, 1.75% due 11/03/2003 ..............................    15,010
                          10,300      State of Connecticut Special Asset, 1.08% due 11/15/2020 (a) ......................    10,300
                           5,690      Trumball, Connecticut, GO, BAN, 1.75% due 9/14/2004 ...............................     5,727
                           2,100      Waterbury, Connecticut, GO, Refunding, 2.50% due 2/01/2004 (h) ....................     2,108
                           3,000      Wolcott, Connecticut, GO, BAN, 1.25% due 2/20/2004 ................................     3,004


        CMA CONNECTICUT MUNICIPAL MONEY FUND            SEPTEMBER 30, 2003     7

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Schedule of Investments (concluded)                               (in Thousands)

                           Face
                          Amount                                      Municipal Bonds                                        Value
===================================================================================================================================
Puerto Rico--13.9%                    Government Development Bank of Puerto Rico, CP:
                         $ 4,250            0.80% due 10/10/2003 ........................................................  $  4,250
                           7,389            0.85% due 11/06/2003 ........................................................     7,389
                          11,000            1% due 12/03/2003 ...........................................................    11,000
                           5,103            0.95% due 1/21/2004 .........................................................     5,103
                           4,545      Municipal Securities Trust Certificates, Revenue Bonds, VRDN, Series 2000-107,
                                      Class A, 1.05% due 5/19/2009 (c)(d) ...............................................     4,545
                           8,000      Puerto Rico Electric Power Authority, Power Revenue Bonds, MSTR, VRDN, Series
                                      SGA-43, 1.10% due 7/01/2022 (d)(e) ................................................     8,000
                                      Puerto Rico Public Buildings Authority, Revenue Refunding Bonds, FLOATS (d):
                           5,914            Series 747D, 1.08% due 7/01/2017 (f) ........................................     5,914
                           7,329            Series 787, 1.05% due 7/08/2004 (f) .........................................     7,328
                           8,095            Series 806, 1.08% due 7/01/2015 (b) .........................................     8,095
                          21,470      Puerto Rico Public Finance Corporation, FLOATS, Series 705D, 1.08% due
                                      8/01/2027 (a)(d) ..................................................................    21,470
===================================================================================================================================
                                      Total Investments (Cost--$597,677*)--100.1% .......................................   597,677

                                      Liabilities in Excess of Other Assets--(0.1%) .....................................      (884)
                                                                                                                           --------
                                      Net Assets--100.0% ................................................................  $596,793
                                                                                                                           ========

(a)   AMBAC Insured.
(b)   FGIC Insured.
(c)   FSA Insured.
(d) The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at September 30, 2003.
(e)   MBIA Insured.
(f)   CIFG Insured.
(g)   Radian Insured.
(h)   XL Capital Insured.
*     Cost for Federal income tax purposes.

      See Notes to Financial Statements.


8       CMA CONNECTICUT MUNICIPAL MONEY FUND            SEPTEMBER 30, 2003

Statement of Assets and Liabilities

As of September 30, 2003

================================================================================================================================
Assets
--------------------------------------------------------------------------------------------------------------------------------
                   Investments, at value (identified cost -- $597,677,261) ..............                        $   597,677,261
                   Receivables:
                      Securities sold ...................................................    $     4,005,000
                      Interest ..........................................................          1,110,313           5,115,313
                                                                                             ---------------
                   Prepaid registration fees and other assets ...........................                                 27,955
                                                                                                                 ---------------
                   Total assets .........................................................                            602,820,529
                                                                                                                 ---------------
================================================================================================================================
Liabilities
--------------------------------------------------------------------------------------------------------------------------------
                   Payables:
                      Securities purchased ..............................................          5,628,690
                      Custodian bank ....................................................            197,790
                      Distributor .......................................................            143,420
                      Investment adviser ................................................             32,200
                      Other affiliates ..................................................             23,828
                      Beneficial interest redeemed ......................................              1,620
                                                                                             ---------------
                   Total liabilities ....................................................                              6,027,548
                                                                                                                 ---------------
                   Net Assets ...........................................................                        $   596,792,981
                                                                                                                 ===============
================================================================================================================================
Net Assets Consist of
--------------------------------------------------------------------------------------------------------------------------------
                   Shares of beneficial interest, $.10 par value, unlimited number of
                     shares authorized ..................................................                        $    59,690,804
                   Paid-in capital in excess of par .....................................                            537,142,903
                   Accumulated realized capital losses -- net ...........................                                (40,726)
                                                                                                                 ---------------
                   Net Assets -- Equivalent to $1.00 per share based on 596,908,041
                     shares of beneficial interest outstanding ..........................                        $   596,792,981
                                                                                                                 ===============

      See Notes to Financial Statements.


        CMA CONNECTICUT MUNICIPAL MONEY FUND            SEPTEMBER 30, 2003     9

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Statement of Operations

For the Six Months Ended September 30, 2003

================================================================================================================================
Investment Income
--------------------------------------------------------------------------------------------------------------------------------
                   Interest and amortization of premium and discount earned .............                        $     3,023,903
================================================================================================================================
Expenses
--------------------------------------------------------------------------------------------------------------------------------
                   Investment advisory fees .............................................    $     1,459,121
                   Distribution fees ....................................................            372,913
                   Accounting services ..................................................             62,619
                   Professional fees ....................................................             32,264
                   Transfer agent fees ..................................................             22,473
                   Registration fees ....................................................             11,368
                   Custodian fees .......................................................             10,239
                   Printing and shareholder reports .....................................              9,889
                   Pricing fees .........................................................              3,380
                   Trustees' fees and expenses ..........................................              2,546
                   Other ................................................................              7,211
                                                                                             ---------------
                   Total expenses before waiver .........................................          1,994,023
                   Waiver of expenses ...................................................            (11,259)
                                                                                             ---------------
                   Total expenses after waiver ..........................................                              1,982,764
                                                                                                                 ---------------
                   Investment income -- net .............................................                              1,041,139
                   Realized Gain on Investments -- Net ..................................                                 13,682
                                                                                                                 ---------------
                   Net Increase in Net Assets Resulting from Operations .................                        $     1,054,821
                                                                                                                 ===============

      See Notes to Financial Statements.


10      CMA CONNECTICUT MUNICIPAL MONEY FUND            SEPTEMBER 30, 2003

Statements of Changes in Net Assets

                                                                                                For the Six           For the
                                                                                               Months Ended         Year Ended
                                                                                               September 30,         March 31,
Increase (Decrease) in Net Assets:                                                                 2003                2003
================================================================================================================================
Operations
--------------------------------------------------------------------------------------------------------------------------------
                   Investment income -- net .............................................    $     1,041,139     $     3,849,638
                   Realized gain on investments -- net ..................................             13,682               5,109
                                                                                             -----------------------------------
                   Net increase in net assets resulting from operations .................          1,054,821           3,854,747
                                                                                             -----------------------------------
================================================================================================================================
Dividends to Shareholders
--------------------------------------------------------------------------------------------------------------------------------
                   Dividends to shareholders from investment income -- net ..............         (1,041,139)         (3,849,638)
                                                                                             -----------------------------------
================================================================================================================================
Beneficial Interest Transactions
--------------------------------------------------------------------------------------------------------------------------------
                   Net proceeds from sale of shares .....................................        965,833,988       1,647,220,106
                   Value of shares issued to shareholders in reinvestment of dividends ..          1,041,085           3,849,163
                                                                                             -----------------------------------
                                                                                                 966,875,073       1,651,069,269
                   Cost of shares redeemed ..............................................       (905,404,145)     (1,747,541,598)
                                                                                             -----------------------------------
                   Net increase (decrease) in net assets derived from beneficial interest
                   transactions .........................................................         61,470,928         (96,472,329)
                                                                                             -----------------------------------
================================================================================================================================
Net Assets
--------------------------------------------------------------------------------------------------------------------------------
                   Total increase (decrease) in net assets ..............................         61,484,610         (96,467,220)
                   Beginning of period ..................................................        535,308,371         631,775,591
                                                                                             -----------------------------------
                   End of period ........................................................    $   596,792,981     $   535,308,371
                                                                                             ===================================

      See Notes to Financial Statements.


        CMA CONNECTICUT MUNICIPAL MONEY FUND            SEPTEMBER 30, 2003    11

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Financial Highlights

The following per share data and ratios have been derived     For the Six
from information provided in the financial statements.       Months Ended                 For the Year Ended March 31,
                                                             September 30,   ------------------------------------------------------
Increase (Decrease) in Net Asset Value:                          2003           2003           2002           2001           2000
===================================================================================================================================
Per Share Operating Performance
-----------------------------------------------------------------------------------------------------------------------------------
               Net asset value, beginning of period .......   $    1.00      $    1.00      $    1.00      $    1.00      $    1.00
                                                              ---------------------------------------------------------------------
               Investment income -- net ...................          --+           .01            .02            .03            .03
               Realized gain (loss) on investments -- net .          --+            --+            --+            --+            --+
                                                              ---------------------------------------------------------------------
               Total from investment operations ...........          --+           .01            .02            .03            .03
                                                              ---------------------------------------------------------------------
               Less dividends from investment income -- net          --++         (.01)          (.02)          (.03)          (.03)
                                                              ---------------------------------------------------------------------
               Net asset value, end of period .............   $    1.00      $    1.00      $    1.00      $    1.00      $    1.00
                                                              =====================================================================
               Total Investment Return ....................         .35%*          .70%          1.49%          3.21%          2.66%
                                                              =====================================================================
===================================================================================================================================
Ratios to Average Net Assets
-----------------------------------------------------------------------------------------------------------------------------------
               Expenses, net of waiver ....................         .66%*          .67%           .67%           .67%           .67%
                                                              =====================================================================
               Expenses ...................................         .67%*          .67%           .67%           .67%           .67%
                                                              =====================================================================
               Investment income -- net ...................         .35%*          .70%          1.50%          3.16%          2.63%
                                                              =====================================================================
===================================================================================================================================
Supplemental Data
-----------------------------------------------------------------------------------------------------------------------------------
               Net assets, end of period (in thousands) ...   $ 596,793      $ 535,308      $ 631,776      $ 644,360      $ 623,491
                                                              =====================================================================

*     Annualized.
+     Amount is less than $.01 per share.
++    Amount is less than $(.01) per share.

      See Notes to Financial Statements.


12      CMA CONNECTICUT MUNICIPAL MONEY FUND            SEPTEMBER 30, 2003

Notes to Financial Statements

1. Significant Accounting Policies:

CMA Connecticut Municipal Money Fund (the "Fund") is part of CMA Multi-State Municipal Series Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal, recurring nature. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments -- Investments are valued at amortized cost, which approximates market value. For the purpose of valuation, the maturity of a variable rate demand instrument is deemed to be the demand notice payment period. In the case of a floating rate instrument, the remaining maturity is the next coupon date on which the interest rate is to be adjusted.

(b) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(c) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Interest income (including amortization of premium and discount) is recognized on the accrual basis.

(d) Prepaid registration fees -- Prepaid registration fees are charged to expense as the related shares are issued.

(e) Dividends and distributions to shareholders -- The Fund declares dividends daily and reinvests daily such dividends (net of non-resident alien tax and backup withholding tax withheld) in additional fund shares at net asset value. Dividends are declared from the total of net investment income, excluding discounts earned other than original issue discounts. Net realized capital gains, if any, are normally distributed annually after deducting prior years' loss carryforward. The Fund may distribute capital gains more frequently than annually in order to maintain the Fund's net asset value at $1.00 per share.

(f) Expenses -- Certain expenses have been allocated to the individual Funds in the Trust on a pro rata basis based upon the respective aggregate net asset value of each Fund included in the Trust.

(g) Custodian bank -- The Fund recorded an amount payable to the custodian bank reflecting an overnight overdraft, which resulted from management estimates of available cash.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee based upon the average daily value of the Fund's net assets, at the following annual rates: .50% of the first $500 million of average daily net assets; .425% of average daily net assets in excess of $500 million but not exceeding $1 billion; and .375% of average daily net assets in excess of $1 billion. For the six months ended September 30, 2003, FAM earned fees of $1,459,121, of which $11,259 was waived.


        CMA CONNECTICUT MUNICIPAL MONEY FUND            SEPTEMBER 30, 2003    13

[LOGO] Merrill Lynch Investment Managers

Notes to Financial Statements (concluded)

Pursuant to the Distribution and Shareholder Servicing Plan in compliance with Rule 12b-1 under the Investment Company Act of 1940, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S") receives a distribution fee from the Fund at the end of each month at the annual rate of .125% of average daily net assets of the Fund. The distribution fee is to compensate MLPF&S financial advisors and other directly involved branch office personnel for selling shares of the Fund and for providing direct personal services to shareholders. The distribution fee is not compensation for the administrative and operational services rendered to the Fund by MLPF&S in processing share orders and administering shareholder accounts.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

For the six months ended September 30, 2003, the Fund reimbursed FAM $6,615 for certain accounting services.

Certain officers and/or trustees of the Fund are officers and/or directors of FAM, PSI, FDS, and/or ML & Co.

3. Shares of Beneficial Interest:

The number of shares sold, reinvested and redeemed during the periods corresponds to the amounts included in the Statements of Changes in Net Assets for net proceeds from sale of shares, value of shares reinvested and cost of shares redeemed, respectively, since shares are recorded at $1.00 per share.

4. Capital Loss Carryforward:

On March 31, 2003, the Fund had a net capital loss carryforward of $54,408, of which $33,851 expires in 2006 and $20,557 expires in 2008. This amount will be available to offset like amounts of any future taxable gains.


14      CMA CONNECTICUT MUNICIPAL MONEY FUND            SEPTEMBER 30, 2003

Electronic Delivery

The Fund is now offering electronic delivery of communications to its shareholders. In order to receive this service, you must register your account and provide us with e-mail information. To sign up for this service, simply access this website http://www.icsdelivery.com/live and follow the instructions. When you visit this site, you will obtain a personal identification number
(PIN). You will need this PIN should you wish to update your e-mail address, choose to discontinue this service and/or make any other changes to the service. This service is not available for certain retirement accounts at this time.


        CMA CONNECTICUT MUNICIPAL MONEY FUND            SEPTEMBER 30, 2003    15

[LOGO] Merrill Lynch Investment Managers                         www.mlim.ml.com

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. Past performance results shown in this report should not be considered a representation of future performance, which will fluctuate. Statements and other information herein are as dated and are subject to change.

CMA Connecticut Municipal Money Fund
of CMA Multi-State Municipal Series Trust
Box 9011
Princeton, NJ
08543-9011

                                                                  #16055 -- 9/03

Item 2 - Did registrant adopt a code of ethics, as of the end of the period covered by this report, that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party? If not, why not? Briefly describe any amendments or waivers that occurred during the period. State here if code of ethics/amendments/waivers are on website and give website address-. State here if fund will send code of ethics to shareholders without charge upon request-- N/A (annual requirement only)

Item 3 - Did the registrant's board of directors determine that the registrant either: (i) has at least one audit committee financial expert serving on its audit committee; or (ii) does not have an audit committee financial expert serving on its audit committee? If yes, disclose name of financial expert and whether he/she is "independent," (fund may, but is not required, to disclose name/independence of more than one financial expert) If no, explain why not. - N/A (annual requirement only)

Item 4 - Disclose annually only (not answered until December 15, 2003)

         (a) Audit Fees - Disclose aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. N/A.

         (b) Audit-Related Fees - Disclose aggregate fees billed in each of the last two fiscal years for assurance and
                                  related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category. N/A.

         (c) Tax Fees - Disclose aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category. N/A.

         (d) All Other Fees - Disclose aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
                              (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category. N/A.

         (e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X. N/A.

         (e)(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X. N/A.

         (f) If greater than 50%, disclose the percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees. N/A.

         (g) Disclose the aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant. N/A.

         (h) Disclose whether the registrant's audit committee has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence. N/A.

Item 5 - If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act, state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant's audit committee in Section 3(a)(58)(B) of the Exchange Act, so state.

         If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act regarding an exemption from the listing standards for audit committees. N/A

         (Listed issuers must be in compliance with the new listing rules by the earlier of their first annual shareholders meeting after January 2004, or October 31, 2004 (annual requirement))

Item 6 - Reserved

Item 7 - For closed-end funds that contain voting securities in their portfolio, describe the policies and procedures that it uses to determine how to vote proxies relating to those portfolio securities. N/A

Item 8 -- Reserved

Item 9(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

Item 9(b) -- There were no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 10 - Exhibits

10(a) - Attach code of ethics or amendments/waivers, unless code of ethics or amendments/waivers is on website or offered to shareholders upon request without charge. N/A.

10(b) - Attach certifications pursuant to Section 302 of the Sarbanes-Oxley Act.
        Attached hereto.

        Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

        CMA Connecticut Municipal Money Fund of CMA Multi-State Municipal Series Trust


        By: /s/ Terry K. Glenn
            -------------------------------
            Terry K. Glenn,
            President of
            CMA Connecticut Municipal Money Fund of CMA Multi-State Municipal Series Trust

        Date: November 21, 2003

        Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


        By: /s/ Terry K. Glenn
            -------------------------------
            Terry K. Glenn,
            President of
            CMA Connecticut Municipal Money Fund of CMA Multi-State Municipal Series Trust

        Date: November 21, 2003


        By: /s/ Donald C. Burke
            -------------------------------
            Donald C. Burke,
            Chief Financial Officer of
            CMA Connecticut Municipal Money Fund of CMA Multi-State Municipal Series Trust

        Date: November 21, 2003

        Attached hereto as a furnished exhibit are the certifications pursuant to Section 906 of the Sarbanes-Oxley Act.